UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SYNERGY STRIPS CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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synergy strips corp.

3435 Ocean Park #107-447

Santa Monica, California 90405

 (855) 659-4643

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 24, 2014

September 6, 2014

Dear Stockholders:

You are cordially invited to attend the special meeting of stockholders of Synergy Strips Corp. (the “Company”) to be held at 10:00 a.m., local time, on Wednesday, September 24, 2014, at the offices of our legal counsel, LKP Global Law, LLP, located at 1901 Avenue of the Stars, Suite 480, Los Angeles, California 90067, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To consider and vote on a proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock from 75,000,000 shares to 300,000,000 shares;

2.	To consider and vote on a proposal to approve the Company’s 2014 Equity Incentive Plan; and

3.	To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on September 5, 2014, as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting.  On or about September 11, 2014, we will be mailing our proxy materials to our stockholders.

Very truly yours,

By:	/s/ Mark Suponitsky
Mark Suponitsky Chief Executive Officer (Principal Executive Officer)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO VOTE.  YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET.  YOU MAY ALSO MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

SYNERGY STRIPS CORP.

3435 Ocean Park #107-447

Santa Monica, California 90405

 (855) 659-4643

_______________________________________________________

PROXY STATEMENT

_______________________________________________________

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 24, 2014

September 6, 2014

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Synergy Strips Corp., a Nevada corporation (the “Company”), for use at the special meeting of stockholders to be held on September 24, 2014, at 10:00 a.m. (the “special meeting”), or at any adjournment or postponement of the special meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting of Stockholders.  The special meeting will be held at the offices of our legal counsel, LKP Global Law, LLP, located at 1901 Avenue of the Stars, Suite 480, Los Angeles, California 90067.

We intend to commence mailing these proxy materials on or about September 11, 2014.  Our stockholders are invited to attend the special meeting and are requested to vote on the proposals described in this proxy statement.

ABOUT THE MEETING

Who is entitled to vote at the special meeting?

Only stockholders of record at the close of business on September 5, 2014 (the “Record Date”) are entitled to receive notice of and to vote at the special meeting.  If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the special meeting, or any postponement or adjournment of the special meeting.

Who can attend the special meeting?

Any person who was a stockholder of the Company on the Record Date may attend the special meeting.  If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the special meeting.  If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the special meeting.  You will not, however, be able to vote your shares at the special meeting without a legal proxy.

What am I voting on?

The Board, on behalf of the Company, is seeking your affirmative vote for the following two items:

1.	To consider and vote on a proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock from 75,000,000 shares to 300,000,000 shares; and

2.	To consider and vote on a proposal to approve the Company’s 2014 Equity Incentive Plan.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the stockholders for a vote at the special meeting.  If any other matter is properly brought before the meeting, your signed proxy card would authorize our Chief Executive Officer, Mark Suponitsky, to vote on such matters in his discretion.

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How do I vote?

Stockholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Action Stock Transfer Corporation, then you are a stockholder of record.

If you are a stockholder of record, there are five ways to vote:

1.	Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 23, 2014. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

2.	Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on September 23, 2014. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

3.	Vote by Fax. You can also vote by fax by faxing to the fax number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by fax. You may transmit your voting instructions from by fax up until 11:59 P.M. Eastern Time on September 23, 2014. Fax voting is available 24 hours a day. If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.

4.	Vote by Mail. You can also vote by marking, dating and signing your proxy card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the special meeting.

5.	Vote in Person. You can vote in person at the special meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the special meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or agent.

Regardless of how your shares are registered, if you complete and properly sign the proxy card and return it to the address indicated, it will be voted as you direct.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all stockholders?

The Company had 60,100,000 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least a majority of the Company’s common stock outstanding on the Record Date must be present at the special meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the special meeting.  This means at least 30,050,001 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum.  Abstentions and broker non-votes will also be counted in determining the quorum.  A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

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We urge you to vote by proxy even if you plan to attend the special meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

Proposal No. 1 (Increasing the Authorized Number of Common Stock): The required vote to approve an amendment of our articles of incorporation that increases the number of authorized shares of our common stock from 75,000,000 shares to 300,000,000 shares, is the affirmative vote of a majority of the votes cast, excluding abstentions.  Your broker is entitled to vote your shares on this proposal if no instructions are received from you.  Abstentions will be counted as votes against this proposal.

Proposal No. 2 (Approving the Company’s Equity Incentive Plan): The required vote to approve the Company’s 2014 Equity Incentive Plan, is the affirmative vote of a majority of the votes cast, excluding abstentions.  Your broker is entitled to vote your shares on this proposal if no instructions are received from you.  Abstentions will be counted as votes against this proposal.

An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy.  If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a stockholder of record, sending written notice of revocation to the Company’s Secretary at the address on the cover of this proxy statement.  Also, if you attend the special meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR the proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock from 75,000,000 shares to 300,000,000 shares; and

•	FOR the proposal to approve the Company’s 2014 Equity Incentive Plan.

How can I find out the results of the voting at the special meeting?

Preliminary voting results will be announced at the special meeting.  Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the special meeting.

How can I obtain additional information about the Company?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC.  The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including our Company, that file electronically with the SEC.  The SEC’s website address is www.sec.gov.  In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.  Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

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PROPOSAL 1: INCREASE OF AUTHORIZED COMMON STOCK

Our authorized capital currently consists of 75,000,000 shares of common stock, par value $0.00001 per share. As of the Record Date, we had 60,100,000 shares of common stock issued and outstanding.

We plan amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 75,000,000 shares to 300,000,000 shares, by filing a Certificate of Amendment to Articles of Incorporation for Nevada Corporations (Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock) (the “Amendment Certificate”) with the Nevada Secretary of State. A copy of the Amendment Certificate is attached to this information statement as Appendix A.

The Board has determined that it is in the best interest of the Company to increase the number of authorized shares to ensure that the Company has the flexibility to pursue future opportunities, including public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities, stock options and other employee incentives, and other valid corporate purposes. However, the Company currently has no plans to pursue any specific acquisitions, issuances in connection with public or private offerings for cash, or other financing activities or to issue any of the shares should they be authorized. None of the Company’s directors or executive officers has a personal or financial interest in increasing the number of authorized shares of common stock.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. The holders of our common stock are entitled to receive such dividends, if any, as may be declared from time to time by our Board, in its discretion, from funds legally available therefor. Upon liquidation or dissolution of the Company, the holders of our common stock are entitled to receive, pro rata, assets remaining available for distribution to stockholders. Our common stock has no cumulative voting, preemptive or subscription rights and is not subject to any future calls. There are no conversion rights or redemption or sinking fund provisions applicable to the shares of our common stock. All the outstanding shares of our common stock are fully paid and nonassessable. Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional shares of common stock could affect our stockholders in a number of respects, including by diluting the voting power of the current holders of our common stock and by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time. In addition, the issuance of additional shares of common stock could adversely affect the market price of our common stock. Moreover, if we issue securities convertible into common stock, the holders of our common stock may suffer significant dilution. Our Board believes that it is in the best interest of the Company and our stockholders to have additional shares of common stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking stockholder approval (unless required by law). The Board believes that it is in the best interests the Company and its stockholders to have the flexibility to raise additional capital or to pursue acquisitions to support our business plan.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, including instances where the independent stockholders of the Company favor a transaction paying an above-market premium for shares of the Company’s stock. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

The proposed increase in the authorized number of shares of common stock will not result in any change in our business, assets, liabilities or net worth (other than as a result of the costs incident to the increase in the authorized number of shares of common stock, which are immaterial). Our management, including all directors and officers, will remain the same after the increase in the authorized number of shares of common stock.

Upon the effective date of the Amendment Certificate, the number of authorized shares of the Company's common stock will increase from 75,000,000 shares to 300,000,000 shares. Stockholders need not exchange their existing stock certificates.

The Board recommends that stockholders vote “FOR” the proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock from 75,000,000 shares to 300,000,000 shares.

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PROPOSAL 2: THE COMPANY’S 2014 EQUITY INCENTIVE PLAN

On July 30, 2014, our Board approved the Company’s 2014 Equity Incentive Plan (the “Plan”). All of our employees, officers, and directors, and those of our consultants and advisors who (i) are natural persons and (ii) provide bona fide services to the Company not connected to a capital raising transaction or the promotion or creation of a market for our securities are eligible to be granted options or restricted stock awards (each, an “Award”) under the Plan. The Board has all the power to administer the Plan according to its terms, including the power to grant Awards, determine who may be granted Awards and the types and amounts of Awards to be granted, prescribe Award agreements, and establish programs for granting Awards. Awards may be made under the Plan for up to 15,525,000 shares of our common stock, and the maximum number of shares of common stock with respect to which Awards may be granted to any participant under the Plan is 5,175,000 shares of common stock. The Plan allows for adjustments for changes in common stock and certain other events, including, but not limited to, any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, any distribution to holders of common stock other than a normal cash dividend, and liquidation or dissolution.

We have not issued any shares of common stock pursuant to the Plan.

Amendment and Termination of the Plan

The Board of Directors may at any time, and from time to time, terminate the Plan in whole or in part or amend it from time to time, except that no change may be made that would increase the total amount of stock which may be issued under the Plan, materially increase the class of participants eligible to participate in the Plan, the types of Awards that may be granted under the Plan, or the benefits to participants, extend the maximum period after the date of grant during which incentive stock options or non-qualified stock options may be exercised, or re-price any previously granted Award by lowering the exercise price or canceling any previously granted Award with a subsequent replacement or re-grant of that same Award with a lower exercise price, unless such change is authorized by our stockholders.

Federal Tax Consequences

The following brief summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan does not purport to be complete, and does not discuss the tax consequences of a recipient's death or the income tax laws of any state or foreign country in which the recipient may reside.

Tax Treatment to the Recipients

The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment to the Company

The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by the Company for federal income tax purposes in the taxable year of the Company during which the recipient recognizes income.

Incorporation by Reference.

The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

The Board recommends a vote “FOR” the proposal to approve the Plan.

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OTHER MATTERS

We are not aware of any other business to be acted on at the meeting. If other business requiring a vote of the stockholders comes before the meeting, the holders of the proxies will vote in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned as of the Record Date, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. To the best of our knowledge, subject to community and marital property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Common Stock Beneficially Owned
Executive officers and directors: (1)	Number of shares beneficially owned (2)	Percentage of shares beneficially owned (3)
Mark Supotnisky, president, chief executive officer, treasurer, chief financial officer, secretary and director	0	0%
Jordin Mendelsohn, director	0	0%
All directors and executive officers as a group (2 persons)	0	0%

5% Stockholders: (1)
Danny Aaron (4)	14,100,000	23.46%
Dunhill Distribution Group, Inc. (5)	3,208,649	5.34%

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: 3435 Ocean Park #107-447, Santa Monica, California 90405.

(2)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(3)	Unless otherwise noted, the number and percentage of outstanding shares of common stock is based upon 60,100,000 shares outstanding as of September 5, 2014.

(4)	This stockholder’s address is: c/o Oro Capital Corporation, 23 Dassan Island Drive, Plettenberg Bay 6600, South Africa.

(5)	This stockholder’s address is: 275 Canterbury Lane, Fall River NS B2T 1A4, Canada.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers will deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Company Secretary at Synergy Strips Corp., 3435 Ocean Park #107-447, Santa Monica, California 90405.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read these SEC filings over the Internet at the SEC’s website at www.sec.gov. To receive copies of public records not posted to the SEC’s web site at prescribed rates, you may complete an online form at http://www.sec.gov, send a fax to (202) 772-9337 or submit a written request to the SEC, Office of FOIA/PA Operations, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

By Order of the Board of Directors,

/s/ Mark Supotnisky
Mark Supotnisky
Chief Executive Officer

Santa Monica, California

September 6, 2014

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SYNERGY STRIPS CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – September 24, 2014, at 10:00 a.m.

CONTROL ID:
REQUEST ID:

3435 Ocean Park #107-447

Santa Monica, California 90405

The undersigned hereby appoints Mark Supotnisky as proxy of the undersigned, with full power of substitution, to vote all the shares of common stock of Synergy Strips Corp. held of record by the undersigned on September 5, 2014, at the special meeting of shareholders to be held on September 24, 2014, or any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SYNR
PHONE:	Call toll free 1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF SYNERGY STRIPS CORP.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	AGAINST	ABSTAIN	CONTROL ID: REQUEST ID:
	To approve an amendment of the Company’s articles of incorporation that increases the number of authorized shares of common stock from 75,000,000 shares to 300,000,000.	☐	☐	☐

Proposal 2		FOR	AGAINST	ABSTAIN
	To approve the Company’s 2014 Equity Incentive Plan.	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable): ________________________ ________________________ ________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND A VOTE “FOR” PROPOSAL 2.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1 and 2 above. If this card contains no specific voting instructions, the shares will be voted FOR Proposal and FOR Proposal 2.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ¨

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: ________________________, 2014

Appendix A

Certificate of Amendment to Articles of Incorporation for Nevada Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Synergy Strips Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3. Authorized Stock.

Number of shares with par value: 300,000,000

Par value per share: $0.00001

Number of shares without par value: 0

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________

4. Effective date and time of filing: (optional)	Date: _________ Time: _____
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

Appendix B

Synergy Strips Corp. 2014

Equity Incentive Plan

1.           ESTABLISHMENT OF PLAN; DEFINITIONS

1.1           Purpose.  The purpose of the Synergy Strips Corp. 2014 Equity Incentive Plan is to encourage certain officers, employees, directors, and consultants of Synergy Strips Corp., a Nevada corporation (the “Company”), to acquire and hold stock in the Company as an added incentive to remain with the Company and increase their efforts in promoting the interests of the Company, and to enable the Company to attract and retain capable individuals.

1.2           Definitions.  Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

1.2.1           “Award” shall mean, individually or collectively, a grant under this Plan of Stock Options or Stock Awards.

1.2.2           “Award Agreement” shall mean a written agreement containing the terms and conditions of an Award, not inconsistent with this Plan.

1.2.3           “Beneficiary” and “Beneficial Ownership” shall mean the person, persons, trust, or trusts that have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Grantee's death or to which Awards or other rights are transferred if and to the extent permitted under Section 7.2.4 hereof.  If, upon a Grantee's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary shall mean the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

1.2.4           “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

1.2.5           "Board" shall mean the board of directors of the Company.

1.2.6            “Change in Control” shall mean a Change in Control as defined in Section 7.1.1(b).

1.2.7           "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.2.8           "Committee" shall mean the Board or a committee of the Board appointed pursuant to Section 1.4 of this Plan.

1.2.9           “Common Stock” shall mean the Company’s common stock, par value $0.00001 per share.

1.2.10         "Company" shall mean Synergy Strips Corp., a Nevada corporation.

1.2.11         "Consultants" shall mean individuals who provide services to the Company and any Subsidiary who are not also Employees or Directors and which services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

1.2.12         “Covered Employee” shall mean a Grantee who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

1.2.13         “Designated Officer” shall mean any executive officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 1.4.3.

1.2.14         "Directors" shall mean those members of the Board or the board of directors of any Subsidiary who are not also Employees.

1.2.15         "Disability" shall mean a medically determinable physical or mental condition that causes an Employee, Director, or Consultant to be unable to engage in any substantial gainful activity and that can be expected to result in death or to be of long-continued and indefinite duration.

1.2.16         “Effective Date” shall mean the effective date of this Plan, which shall be the Stockholder Approval Date.

1.2.17         "Employee" shall mean any common law employee, including Officers, of the Company or any Subsidiary as determined under the Code and the Treasury Regulations thereunder.

1.2.18         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

1.2.19         "Fair Market Value" shall mean (i) if the Common Stock is listed on a national securities exchange or the NASDAQ system, the mean between the highest and lowest sales prices for the Common Stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the Common Stock is not listed on a national securities exchange or the NASDAQ system, the mean between the bid and asked prices for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Board.

1.2.20         "Grantee" shall mean an Officer, Employee, Director, or Consultant granted an Award.

1.2.21         "Incentive Stock Option" shall mean a Stock Option that meets the requirements of Code Section 422 and is granted pursuant to the Incentive Stock Option provisions as set forth in Section 2.

1.2.22          “Incumbent Board” shall mean the Incumbent Board as defined in Section 7.1.1(b)(ii).

1.2.23         "Non-Statutory Stock Option" shall mean a Stock Option that does not meet the requirements of Code Section 422 and is granted pursuant to the Non-Statutory Stock Option provisions as set forth in Section 3.

1.2.24         “Officer” shall mean a person who is an officer of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

1.2.25         “Performance Award” shall mean an Award under Section 6 hereof.

1.2.26         “Performance Measure” shall mean one or more of the following criteria, or such other operating objectives, selected by the Committee to measure performance of the Company or any Subsidiary for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Common Stock growth; revenue; operating income; net income (either before or after taxes); earnings and/or net income before interest and taxes; earnings and/or net income before interest, taxes, depreciation, and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Common Stock price; economic profit; economic value; total stockholder return; and gross margins and costs.  Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied and, as determined by the independent accountants of the Company in the case of a Performance Award to a Covered Employee, to the extent intended to meet the performance-based compensation exception under Code Section 162(m), or as determined by the Committee for other Performance Awards, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles.

1.2.27         “Performance Period” shall mean a period of not less than one (1) year over which the achievement of targets for Performance Measures is determined.

1.2.28         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof

1.2.29         "Plan" shall mean the Synergy Strips Corp. 2014 Equity Incentive Plan as set forth herein and as amended from time to time.

1.2.30         “Related Entity” shall mean any Subsidiary, and any business, corporation, partnership, limited liability company, or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

1.2.31         "Restricted Stock" shall mean Common Stock that is issued pursuant to the Restricted Stock provisions as set forth in Section 4.

1.2.32         "Restricted Stock Units" shall mean Common Stock that is issued pursuant to the Restricted Stock Unit provisions as set forth in Section 5.

1.2.33         “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

1.2.34         “Stockholder Approval Date” shall mean the date on which this Plan is approved by the stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Common Stock may be listed on quoted, and other laws, regulations, and obligations of the Company applicable to this Plan.

1.2.35         "Stock Award" shall mean an award of Restricted Stock or Restricted Stock Units granted pursuant to this Plan.

1.2.36         "Stock Option" shall mean an option granted pursuant to this Plan to purchase shares of Common Stock.

1.2.37         “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with and including the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.3          Shares of Common Stock Subject to this Plan.

1.3.1           Subject to the provisions of Section 7.1, the shares of Common Stock that may be issued pursuant to Stock Options and Stock Awards granted under this Plan shall not exceed fifteen million five hundred twenty five thousand (15,525,000) shares in the aggregate.  If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Common Stock that are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options.  There shall be no terms and conditions in a Stock Award or Stock Option that provide that the exercise of an Incentive Stock Option reduces the number of shares of Common Stock for which an outstanding Non-Statutory Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option that provide that the exercise of a Non-Statutory Stock Option reduces the number of shares of Common Stock for which an outstanding Incentive Stock Option may be exercised.

1.3.2           The maximum number of shares of Common Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee shall be limited to five million one hundred seventy five thousand (5,175,000) shares.  To the extent required by Code Section 162(m) and so long as Code Section 162(m) is applicable to persons eligible to participate in this Plan, shares of Common Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered, or cancelled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

1.4          Administration of this Plan.

1.4.1            The Plan shall be administered by the Board.  In the alternative, the Board may delegate authority to a Committee to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.  Such Committee shall consist of not less than two (2) members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3, or any successor rule of similar import, and an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.  Once appointed, the Committee shall continue to serve until otherwise directed by the Board.  From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer this Plan.  In the event that the Board is the administrator of this Plan in lieu of a Committee, the term “Committee” as used herein shall be deemed to mean the Board.

1.4.2           The Committee shall meet at such times and places and upon such notice as it may determine.  A majority of the Committee shall constitute a quorum.  Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote.  Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

1.4.3        The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Board hereunder are delegated (each of which shall be regarded as a “Committee” under this Plan with respect to such duties and powers), or delegate all of its duties and powers hereunder to a single Committee.  Additionally, if permitted by applicable law, the Board or Committee may delegate any or all of its duties and powers hereunder to a Designated Officer subject to such conditions and limitations as the Board or Committee shall prescribe.  However, only the Committee described under Section 1.4.1 may designate and grant Awards to Grantees who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code.  The Committee shall also have the power to establish sub-plans (which may be included as appendices to this Plan or the respective Award Agreement), which may constitute separate programs, for the purpose of establishing programs that meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions.  Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of this Plan.

1.4.4        Powers of the Committee.  The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under this Plan, prescribe Award Agreements and establish programs for granting Awards.  The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of this Plan, including, but not limited to, the authority to:

(a)          determine the Grantees to whom, and the time or times at which, Awards shall be granted;

(b)          determine the types of Awards to be granted;

(c)          determine the number of shares of Common Stock and/or amount of cash to be covered by or used for reference purposes for each Award;

(d)          impose such terms, limitations, vesting schedules, restrictions, and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award, and the period, if any, following a Grantee’s termination of employment or service with the Company or any Subsidiary during which the Award shall remain exercisable;

(e)          modify, extend, or renew outstanding Awards, accept the surrender of outstanding Awards, and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially and adversely affect the Grantee without the Grantee’s consent, or constitute a repricing of stock options without the consent of the holders of the Company’s voting securities under Section 1.4.4(f) below;

(f)          only with the approval of the holders of the voting securities of the Company to the extent that such approval is required by applicable law, regulation, or the rules of a national securities exchange or automated quotation system to which the Company is subject, reprice Incentive Stock Options and Non-Statutory Stock Options either by amendment to lower the exercise price or by accepting such stock options for cancellation and issuing replacement stock options with a lower exercise price or through any other mechanism;

(g)         accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award

(h)         establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period; and

(i)          permit the deferral of, or require a Grantee to defer such Grantee’s receipt of or the delivery of Stock and/or cash under an Award that would otherwise be due to such Grantee and establish rules and procedures for such payment deferrals, provided the requirements of Code Section 409A are met with respect to any such deferral.

The Committee shall have full power and authority to administer and interpret this Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of this Plan as the Committee deems necessary, desirable or appropriate in accordance with the bylaws of the Company.

1.4.5        To the maximum extent permitted by law, no member of the Board or Committee or a Designated Officer shall be liable for any action taken or decision made in good faith relating to this Plan or any Award thereunder.

1.4.6        The members of the Board and Committee and any Designated Officer shall be indemnified by the Company in respect of all their activities under this Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation and bylaws of the Company as in effect from time to time.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation and bylaws, as a matter of law, or otherwise.

1.4.7           All actions taken and decisions and determinations made by the Committee or a Designated Officer on all matters relating to this Plan pursuant to the powers vested in it hereunder shall be in the Committee’s or Designated Officer’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Grantees, and any other Employee, and their respective successors in interest.

1.5          Amendment or Termination.

1.5.1           The Committee, without further approval of the Company’s stockholders, may amend or terminate this Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Common Stock subject to this Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any national securities exchange or national automated quotation system upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to this Plan).

1.5.2           The Committee shall be authorized to make minor or administrative amendments to this Plan as well as amendments to this Plan that may be dictated by the requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.  The Committee may amend any outstanding Award in any manner as provided in Section 1.4.4 and to the extent that the Committee would have had the authority to make such Award as so amended.

1.5.3           No amendment to this Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under this Plan without the approval of the Grantee.  Further, no amendment to this Plan or an Award shall be made that would cause any Award to fail to either comply with or meet an exception from Code Section 409A.

1.6          Effective Date and Duration of this Plan.  This Plan shall become effective on the Effective Date.  This Plan shall terminate at such time as may be determined by the Board, and no Stock Award or Stock Option may be issued or granted under this Plan thereafter, but such termination shall not affect any Stock Award or Stock Option theretofore issued or granted.

2.           INCENTIVE STOCK OPTION PROVISIONS

2.1          Granting of Incentive Stock Options.

2.1.1           Only Employees of the Company shall be eligible to receive Incentive Stock Options under this Plan.  Officers, Directors, and Consultants of the Company who are not also Employees shall not be eligible to receive Incentive Stock Options.

2.1.2           The purchase price of each share of Common Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Common Stock on the date the Incentive Stock Option is granted.  If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

2.1.3           No Incentive Stock Option shall be exercisable more than ten (10) years from the date the Incentive Stock Option was granted; provided however, that if a Grantee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Grantee, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant.

2.1.4           The Committee shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

2.1.5           The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable.  Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

2.1.6           The Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Stock Options.  The purchase price of the new Incentive Stock Options may be established by the Committee without regard to the existing Incentive Stock Options or other options.

2.1.7           Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee's employer corporation and its parent corporation or subsidiary corporation as those terms are defined in Sections 424(e) and (f) of the Code, respectively) shall not (to the extent required by the Code at the time of the grant) exceed One Hundred Thousand Dollars ($100,000).  To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such Stock Options to the extent of the Common Stock in excess of such limit shall be treated as Non-Statutory Stock Options.  In such case, the Company may designate the shares of Common Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

2.2           Exercise of Incentive Stock Options.  The exercise price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft, or postal or express money order, (ii) ) if provided in the written Award Agreement and permitted by applicable law, by the surrender of Common Stock then owned by the Grantee, which Common Stock such Grantee has held for at least six (6) months, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law.  Shares of Common Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Common Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

2.3          Termination of Employment.

2.3.1           If a Grantee's employment with the Company is terminated other than by Disability or death, the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three (3) months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

2.3.2           If a Grantee's employment with the Company is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

2.3.3           If a Grantee's employment with the Company is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after such date of death, to exercise any then outstanding Incentive Stock Options in whole or in part.  If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

3.           NON-STATUTORY STOCK OPTION PROVISIONS

3.1          Granting of Stock Options.

3.1.1           Officers, Employees, Directors, and Consultants shall be eligible to receive Non-Statutory Stock Options under this Plan.

3.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors, and Consultants who are to be granted Non-Statutory Stock Options and the amount subject to each Non-Statutory Stock Option.

3.1.3           The Committee may grant at any time new Non-Statutory Stock Options to an Employee, Director, or Consultant who has previously received Non-Statutory Stock Options or other Stock Options, whether such prior Non-Statutory Stock Options or other Stock Options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Non-Statutory Stock Options.

3.1.4           The Committee shall determine the purchase price of each share of Common Stock subject to a Non-Statutory Stock Option.  Such price shall not be less than 100% of the Fair Market Value of such Common Stock on the date the Non-Statutory Stock Option is granted.

3.1.5           The Committee, in its sole discretion, shall determine whether any particular Non-Statutory Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Non-Statutory Stock Option is exercisable.  Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee, including the extension of a Non-Statutory Stock Option, provided that such extension does not extend the option beyond the period specified in Section 3.1.6 below.

3.1.6           No Non-Statutory Stock Option shall be exercisable more than ten (10) years from the date such option is granted.

3.2          Exercise of Stock Options.   The exercise price of a Non-Statutory Stock Option shall be payable on exercise of the Stock Option (i) in cash or by check, bank draft, or postal or express money order, (ii) if provided in the written Award Agreement and permitted by applicable law, by the surrender of Common Stock then owned by the Grantee, which Common Stock such Grantee has held for at least six (6) months, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law.  Shares of Common Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Common Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

3.3          Termination of Relationship.

3.3.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, other than by reason of Disability or death, the terms of any then outstanding Non-Statutory Stock Option held by the Grantee shall extend for a period ending on the earlier of the date established by the Committee at the time of grant or three (3) months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a Director or Consultant.

3.3.2           If a Grantee's employment is terminated by reason of Disability, a Director Grantee ceases to be a Director by reason of Disability or a Consultant Grantee ceases to be a Consultant by reason of Disability, the term of any then outstanding Non-Statutory Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment or cessation of being a Director or Consultant.

3.3.3           If a Grantee's employment is terminated by reason of death, a Director Grantee ceases to be a Director by reason of death or a Consultant Grantee ceases to be a Consultant by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months following his death to exercise any then outstanding Non-Statutory Stock Options in whole or in part.  If a Grantee dies without having fully exercised any then outstanding Non-Statutory Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4.           RESTRICTED STOCK AWARDS

4.1           Grant of Restricted Stock.

4.1.1           Officers, Employees, Directors and Consultants shall be eligible to receive grants of Restricted Stock under this Plan.

4.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors and Consultants who are to be granted Restricted Stock and the number of shares of Common Stock subject to such Stock Award.

4.1.3           The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock as may appear generally acceptable or desirable to the Committee.

4.2          Termination of Relationship.

4.2.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock, then such Common Stock shall be forfeited and the Grantee shall return the certificates representing such Common Stock to the Company.

4.2.2           If the restrictions applicable to a grant of Restricted Stock shall lapse, then the Grantee shall hold such Common Stock free and clear of all such restrictions except as otherwise provided in this Plan.

5.           RESTRICTED STOCK UNIT AWARDS

5.1          Grant of Restricted Stock Units.

5.1.1           Officers, Employees, Directors, and Consultants shall be eligible to receive grants of Restricted Stock Units under this Plan.

5.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors and Consultants who are to be granted Restricted Stock Units and number of shares of Common Stock subject to such Stock Award.

5.1.3           The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock Units as may appear generally acceptable or desirable to the Committee.

5.2          Termination of Relationship.

5.2.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock Units, then such Common Stock shall be forfeited and the Grantee shall return the certificates representing such Common Stock to the Company.

5.2.2           If the restrictions applicable to a grant of Restricted Stock Units shall lapse, then the Grantee shall hold such Common Stock free and clear of all such restrictions except as otherwise provided in this Plan.

6.           PERFORMANCE AWARDS

6.1           The Committee, in its discretion, may establish targets for Performance Measures for selected Grantees and authorize the granting, vesting, payment, and/or delivery of Performance Awards in the form of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, and Restricted Stock Units to such Grantees upon achievement of such targets for Performance Measures during a Performance Period.  The Committee, in its discretion, shall determine the Grantees eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards.  Performance Awards may be granted either alone or in addition to other Awards made under this Plan.

6.2           After the Company is subject to Code Section 162(m), in connection with any Performance Awards granted to a Covered Employee that are intended to meet the performance-based compensation exception under Code Section 162(m), the Committee shall (i) establish in the applicable Award Agreement the specific targets relative to the Performance Measures that must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Award Agreement the method for computing the portion of the Performance Award that shall be granted, vested, paid, and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period, and prior to any such grant, vesting, payment, or delivery, certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied.  The specific targets and the method for computing the portion of such Performance Award that shall be granted, vested, paid, or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain.  In interpreting Plan provisions applicable to Performance Measures and Performance Awards that are intended to meet the performance-based compensation exception under Code Section 162(m), it is the intent of this Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in interpreting this Plan shall be guided by such provisions.

7.           GENERAL PROVISIONS

7.1          Adjustment Provisions.

7.1.1       Change of Control.

(a)          Effect of “Change in Control.”  If and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 7.1.1(b):

(i)          The Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, without limitation, any one or more of the following, provided such action is in compliance with Code Section 409A if applicable:  (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; and (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award.

(ii)         Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, if in the event of a Change in Control, the successor company assumes or substitutes for a Stock Option or Stock Award, then each such outstanding Stock Option or Stock Award shall not be accelerated as described in Sections 7.1.1(a)(i).  For the purposes of this Section 7.1.1(a)(ii), such Stock Option or Stock Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Stock Option or Stock Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a Change in Control by holders of Common Stock shares for each Common Stock share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of a Stock Option or Stock Award, for each Common Stock share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Common Stock shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)          Definition of “Change in Control”.  Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)          The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 7.1.1, the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B), and (C) of subsection 7.1.1(b)(iii) below; or

(ii)         During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)        Consummation of a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)        Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

7.1.2           Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Common Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares that may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under this Plan’s provisions, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

7.1.3           Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 7.1.1(b)(iv), the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Stock Options, shall be measured by the amount, if any, by which the Fair Market Value of a share of Common Stock exceeds the exercise or grant price of the Stock Option as of the effective date of the transaction).  The Committee shall give written notice of any proposed transaction referred to in this Section 7.1.3 a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Grantees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Grantee may condition his exercise of any Awards upon the consummation of the transaction.

7.1.4           Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Grantee, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Stock Options or Stock Awards granted pursuant to Section 6 to Grantees designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

7.1.5           Fractional Shares.  No adjustment or substitution provided for in this Section 7.1 shall require the Company to sell a fractional share, and the total substitution or adjustment with respect to each outstanding Stock Option shall be limited accordingly.

7.1.6           Adjustment Certificates.  Upon any adjustment made pursuant to this Section 7.1 the Company will, upon request, deliver to the Grantee a certificate setting forth the exercise price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Stock Option.

7.2          General.

7.2.1           Each Stock Option and Stock Award shall be evidenced by an Award Agreement containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

7.2.2           The granting of a Stock Option or Stock Award in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company, and all Employees shall remain subject to discharge to the same extent as if this Plan were not in effect.

7.2.3           No Officer, Employee, Director, or Consultant and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option or any Stock Award to any particular assets of the Company, or any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Option or any Stock Award except as set forth herein.  The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option or Stock Award.

7.2.4         Limits on Transferability.

(a)          Except to the extent otherwise provided in the respective Award Agreement, no Award, other right, or interest granted under this Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Grantee to any party, or assigned or transferred by such Grantee otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Grantee.   Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the Grantee only by the Grantee or, during the period the Grantee is under a Disability, by the Grantee’s guardian or legal representative.

(b)          Notwithstanding Section 7.2.4(a), an Award other than an Incentive Stock Option may, in the Committee’s sole discretion, be transferable by gift or domestic relations order to (i) the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law, or sister-in-law, including adoptive relationships (such persons, “Family Members”), (ii) a corporation, partnership, limited liability company, or other business entity whose only stockholders, partners, or members, as applicable are the Grantee and/or Family Members, or (iii) a trust in which the Grantee and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee, provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8 Registration Statement).

(c)          Notwithstanding Sections 7.2.4(a) and 7.2.4(b), an Award may be transferred pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under this Plan, but only if the tax consequences flowing from the assignment or transfer are specified in said order, the order is accompanied by signed agreement by both or all parties to the domestic relations order, and, if requested by the Committee, an opinion is provided by qualified counsel for the Grantee that the order is enforceable by or against this Plan under applicable law, and said opinion further specifies the tax consequences flowing from the order and the appropriate tax reporting procedures for this Plan.

7.2.5         Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company's obligation to issue or deliver any certificate or certificates for shares of Common Stock under a Stock Option or Stock Award, and the transferability of Common Stock acquired by exercise of a Stock Option or grant of a Stock Award, shall be subject to all of the following conditions:

(a)          Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification that the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(b)          The obtaining of any other consent, approval, or permit from any state or federal governmental agency that the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock (including, but not limited to, the conditions described in Sections 7.2.5(a) and 7.2.5(b) above) or other required action under any federal or state law, rule or regulation, listing, or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Grantee to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

7.2.6         All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state or country having jurisdiction over such payments.  The Grantee may be required to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to a Stock Option or its exercise or a Stock Award.  In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

7.2.7          In the case of a grant of a Stock Option or Stock Award to any Employee of a Subsidiary, the Company may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option or Stock Award to such Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option or Stock Award specified by the Committee pursuant to the provisions of this Plan.

7.2.8         A Grantee entitled to Common Stock as a result of the exercise of a Stock Option or grant of a Stock Award shall not be deemed for any purpose to be, or have rights as, a stockholder of the Company by virtue of such exercise, except to the extent that a stock certificate is issued therefor and then only from the date such certificate is issued.  No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.  The Company shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

7.2.9         The grant or exercise of Stock Options granted under this Plan or the grant of a Stock Award under this Plan shall be subject to, and shall in all respects comply with, applicable law relating to such grant or exercise, or to the number of shares of Common Stock that may be beneficially owned or held by any Grantee.

7.2.10       The Company intends that this Plan shall comply with the requirements of Rule 16b-3 (the “Rule”) under the Securities Exchange Act of 1934, as amended, during the term of this Plan. Should any additional provisions be necessary for this Plan to comply with the requirements of the Rule, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

7.2.11       Code Section 409A.

 (a)          If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i)          Payments under the Section 409A Plan may not be made earlier than (u) the Grantee’s separation from service, (v) the date the Grantee becomes disabled, (w) the Grantee’s death, (x) a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeable emergency;

(ii)         The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii)        Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(iv)        In the case of any Grantee who is specified employee, a distribution on account of a separation from service may not be made before the date that is six (6) months after the date of the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death).

For purposes of the foregoing, the terms “separation from service”, “disabled,” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

 (b)          The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of this Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Grantee, may amend any Award Agreement (and the provisions of this Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. No Section 409A Plan shall be adjusted, modified, or substituted for, pursuant to any provision of this Plan, without the consent of the Grantee if any such adjustment, modification, or substitution would cause the Section 409A Plan to violate the requirements of Section 409A of the Code.

 (c)          The Company intends that this Plan shall comply with the requirements of Section 409A of the Code, to the extent applicable.  Should any changes to this Plan be necessary for this Plan to comply with the requirements of Section 409A, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

7.2.12       The validity, construction, and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.  Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers California to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

7.2.13       The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Grantees performing services in such countries and to meet the objectives of this Plan.

7.2.14       The Company will seek stockholder approval in the manner and to the degree required under applicable laws.  If the Company fails to obtain any required stockholder approval of this Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Stock Option at any time under this Plan will not qualify as an Incentive Stock Option within the meaning of the Code and will be deemed to be a Non-Statutory Stock Option.

[End of Document]

Adopted by the Board of Directors: July 30, 2014

Approved by the Stockholders:                  , 2014